EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that to his knowledge: (i) the Quarterly Report on Form 10-Q of BNC Bancorp (the “Company”) for the quarter ended September 30, 2013 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: November 12, 2013	/s/ Richard D. Callicutt II
Richard D. Callicutt II
President, Chief Executive Officer and Director

Date: November 12, 2013	/s/ David B. Spencer
David B. Spencer
Senior Executive Vice President and
Chief Financial Officer